EX-77.(Q)

                                    Exhibits

(a)(1) Second Amended and Restated Bylaws dated March 30, 2006. - Filed as an exhibit to Post-Effective Amendment No. 31 to the Registrant's Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.
(e)(1) Interim Sub-Advisory Agreement dated September 30, 2006 between ING Investments, LLC and BlackRock Advisors, LLC. - Filed herein.